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                                                                    Exhibit 10.1
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                      ADVANCED LIGHTING TECHNOLOGIES, INC.
                                 as the Borrower


                                       And



                     THE FINANCIAL INSTITUTIONS NAMED HEREIN
                                   as Lenders

                                       And


                               NATIONAL CITY BANK
                             as Administrative Agent





                              ---------------------

                          CONSOLIDATED AMENDMENT NO. 1
                                   dated as of
                               September 10, 1998

                                       to

                                CREDIT AGREEMENT
                                   dated as of
                                 January 2, 1998
                              ---------------------



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                CONSOLIDATED AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS CONSOLIDATED AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of September 10, 1998 ("this Amendment"), among:

                  (i) ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation (herein, together with its successors and assigns, the "Borrower");

                  (ii) the financial institutions listed on the signature pages hereof (the "Lenders"); and

                  (iii) NATIONAL CITY BANK, a national banking association, as Administrative Agent (the "Administrative Agent") for the Lenders under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, and the Administrative Agent entered into the Credit Agreement, dated as of January 2, 1998, as amended by Amendment No. 1 thereto ("Amendment No. 1"), dated as of February 26, 1998, and Amendment No. 2 thereto ("Amendment No. 2"), dated as of May 13, 1998 (as so amended, the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The Borrower has requested the Lenders and the Administrative Agent to modify certain of the provisions of the Credit Agreement, and the Lenders and the Administrative Agent are willing to so modify the provisions of the Credit Agreement, all as more fully set forth below.

         (3) This Amendment also consolidates the provisions of Amendment No. 1 and Amendment No. 2 which are of continuing effect.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1. AMENDMENTS.

         1.1. Pricing Changes. The Pricing Grid Table which appears in section 2.7(g) of the Credit Agreement is replaced with the following:

                               PRICING GRID TABLE
                           (Expressed in Basis Points)

--------------------------------------------- ---------------------- ---------------------- ------------------------

                                              Applicable             Applicable             Applicable
Total Indebtedness/EBITDA Ratio               Eurocurrency           Prime Rate             Commitment
                                              Margin                 Margin                 Fee Rate

--------------------------------------------- ---------------------- ---------------------- ------------------------


Less than
2.00 to 1.00                                         100                    -0-                     20

--------------------------------------------- ---------------------- ---------------------- ------------------------

Greater than or equal to
2.00 to 1.00 and less than 2.75 to 1.00              125                    -0-                    22.50

--------------------------------------------- ---------------------- ---------------------- ------------------------


--------------------------------------------- ---------------------- ---------------------- ------------------------

                                              Applicable             Applicable             Applicable
Total Indebtedness/EBITDA Ratio               Eurocurrency           Prime Rate             Commitment
                                              Margin                 Margin                 Fee Rate

--------------------------------------------- ---------------------- ---------------------- ------------------------



Greater than or equal to
2.75 to 1.00 and less than 3.50 to 1.00              162.50                   -0-                     30

--------------------------------------------- ---------------------- ---------------------- ------------------------

Greater than or equal to
3.50 to 1.00 and less than 4.25 to 1.00              187.50                   -0-                     32.50

--------------------------------------------- ---------------------- ---------------------- ------------------------

Greater than or equal to
4.25 to 1.00 and less than 5.00 to 1.00              200                      -0-                     35

--------------------------------------------- ---------------------- ---------------------- ------------------------

Greater than or equal to
5.00 to 1.00                                         225                      25                      37.50

--------------------------------------------- ---------------------- ---------------------- ------------------------


         1.2. EFFECTIVENESS OF PRICING CHANGES. Notwithstanding anything to the contrary contained in sections 2.7(g) or 4.1(a) of the Credit Agreement:

                  (a) the Applicable Eurocurrency Margin applicable to all Eurocurrency Loans shall be 162.50 basis points per annum, effective as of September 1, 1998, as to all such Eurocurrency Loans then or thereafter outstanding, until changed in accordance with the provisions of section 2.7(g) of the Credit Agreement on the basis of the Borrower's ratio of Total Indebtedness to EBITDA, determined on the basis of the Borrower's consolidated financial statements for the fiscal quarter ended on or nearest to September 30, 1998; and

                  (b) the Applicable Commitment Fee Rate shall be 30 basis points per annum, effective as of September 1, 1998, until changed in accordance with the provisions of section 4.1(a) of the Credit Agreement on the basis of the Borrower's ratio of Total Indebtedness to EBITDA, determined on the basis of the Borrower's consolidated financial statements for the fiscal quarter ended on or nearest to September 30, 1998.

         1.3. FINANCIAL COVENANTS. Section 9.7 of the Credit Agreement is amended to read in its entirety as follows:

                  9.7. CERTAIN RATIOS. (a) Total Indebtedness/EBITDA Ratio. The Borrower will not at any time permit the ratio of (i) the amount of Total Indebtedness at such time to (ii) EBITDA for any Testing Period, to exceed 5.50 to 1.00.

                  (b) TOTAL ADJUSTED SENIOR SECURED INDEBTEDNESS/EBITDA RATIO. The Borrower will not at any time permit the ratio of (i) the amount of Total Adjusted Senior Secured Indebtedness at such time to (ii) EBITDA for any Testing Period, to exceed 2.50 to 1.00.

                  For purposes of this covenant, the term "Total Adjusted Senior Secured Indebtedness" means the sum, on a consolidated basis, of the following:


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                  (1) the aggregate outstanding principal amount of the Loans;

                  (2) the aggregate outstanding principal amount of Indebtedness of Foreign Subsidiaries supported by any Letter of Credit;

                  (3) any additional amount of the Letter of Credit Outstandings not reflected in the preceding clause (2);

                  (4) the aggregate amount of any outstanding Capitalized Lease Obligations which were incurred on or after September 1, 1998; and

                  (5) the aggregate principal amount of any other outstanding Indebtedness which (x) was incurred on or after September 1, 1998 by the Borrower or any of its Subsidiaries, and is secured, in whole or in part, by any security provided by the Borrower or any of its Subsidiaries; or (y) was outstanding prior to September 1, 1998 and first became secured on or after September 1, 1998, in whole or in part, by any security provided by the Borrower or any of its Subsidiaries.

         1.4. INCORPORATION OF PRIOR AMENDMENTS. (a) Amendment No. 1. For the convenience of the parties to the Credit Agreement and the avoidance of doubt, the parties confirm that pursuant to Amendment No. 1:

                  (i) the Lenders consented to the incurrence by the Borrower of additional Indebtedness consisting of up to $100,000,000 aggregate principal amount of its Senior Notes due 2008 offered and sold as contemplated by the Company's offering memorandum relating thereto, as furnished by the Company to the Lenders prior to the execution and delivery of Amendment No. 1 by any Lender; and

                  (ii) in order to give full effect to the foregoing consent, Annex III to the Credit Agreement was amended by adding thereto a reference to such aggregate principal amount of the Company's Senior Notes due 2008.

The parties also confirm that the pricing changes provided in Amendment No. 1 have, as provided in this Amendment, been superseded by the pricing changes effected pursuant to this Amendment.

         (b) AMENDMENT NO. 2. For the convenience of the parties to the Credit Agreement and the avoidance of doubt, the parties confirm that pursuant to Amendment No. 2:

                  (i) DEFINITIONS: The following defined terms contained in
         section 1.1 of the Credit Agreement were amended and restated to read in their entirety as follows:

                           "EBIT" shall mean, for any period, the sum of the
                  amounts for such period of (i) Consolidated Net Income, (ii) if such period includes the fiscal quarter ended March 31, 1998, the noncash losses and noncash charges taken during such quarter in the aggregate amount of $35,020,000, (iii) provisions for taxes based on income, and (iv) Total Interest Expense, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; provided that, notwithstanding anything to the contrary contained herein, the Borrower's EBIT for any Testing Period shall (x) include the



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                  appropriate financial items for any person or business unit which has been acquired by the Borrower on a going concern basis, for any portion of such Testing Period prior to the date of acquisition, and (y) exclude the appropriate financial items for any person or business unit which has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition.

                           "EBITDA" shall mean, for any period, (A) the sum of
                  the amounts for such period of (i) EBIT, and (ii) depreciation and amortization, less (B) gains on sales of assets (excluding sales in the ordinary course of business) and extraordinary gains, all as determined for the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; provided that, notwithstanding anything to the contrary contained herein, the Borrower's EBITDA for any Testing Period shall (x) include the appropriate financial items for any person or business unit which has been acquired by the Borrower on a going concern basis, for any portion of such Testing Period prior to the date of acquisition, and (y) exclude the appropriate financial items for any person or business unit which has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition.

                           "Interest Coverage Ratio" shall mean, for any Testing
                  Period, the ratio of (i) the sum of EBIT and amortization, to
                  (ii) Total Interest Expense, in each case on a consolidated basis for the Borrower and its Subsidiaries for such Testing Period in accordance with GAAP; provided that, notwithstanding anything to the contrary contained herein, the calculation of the Borrower's Interest Coverage Ratio for any Testing Period shall (x) include the appropriate financial items for any person or business unit which has been acquired by the Borrower on a going concern basis, for any portion of such Testing Period prior to the date of acquisition, and (y) exclude the appropriate financial items for any person or business unit which has been disposed of by the Borrower, for the portion of such Testing Period prior to the date of disposition.

                  (ii) Minimum Consolidated Tangible Net Worth: The dollar amount $100,800,000 which appeared in section 9.11 of the Credit Agreement was changed to $78,000,000.

         SECTION 2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. AUTHORIZATION, VALIDITY AND BINDING EFFECT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer or officers of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. REPRESENTATIONS AND WARRANTIES TRUE AND CORRECT. The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to a specified date, in which case such representations and warranties are hereby reaffirmed as true and correct when made.

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         2.3. NO EVENT OF DEFAULT, ETC. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.


         SECTION 3. EFFECTIVENESS.

         This Amendment shall become effective on and as of the date (the "Effective Date"), on or before September 17, 1998, on which the following conditions are satisfied:

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts hereof as so executed shall have been delivered to the Administrative Agent; and

                   (c) the Administrative Agent shall have been notified by all of the Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution).

 The Administrative Agent shall notify the Borrower and each Lender in writing of the effectiveness hereof.

         SECTION 4. RATIFICATIONS.

         The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.


         SECTION 5. MISCELLANEOUS.

         5.1. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender and the Administrative Agent and their respective permitted successors and assigns.

         5.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or issuance of a Letter of Credit shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.3. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.4. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.5. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.6. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.7. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.8. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.


                                 ADVANCED LIGHTING TECHNOLOGIES, INC.


                                 By: /s/
                                     ---------------------------------------
                                          Chief Financial Officer & Treasurer

                                 NATIONAL CITY BANK,
                                      individually and as Administrative Agent


                                 By: /s/
                                     ---------------------------------------
                                          Senior Vice President

                                 NBD BANK


                                 By: /s/
                                     ---------------------------------------
                                          First Vice President

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By: /s/
                                     ---------------------------------------
                                          Vice President

                                 NATIONAL BANK OF CANADA,
                                          a Canadian Chartered Bank,
                                          Cleveland Representative Office


                                 By: /s/
                                     ---------------------------------------
                                          Assistant Vice President

                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Consolidated Amendment No. 1 to Credit Agreement (the "AMENDMENT"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and
(ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, any other person who is a third party beneficiary of the Subsidiary Guaranty, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

----------------------------------------------------------- --------------------------------------------------------

APL ENGINEERED MATERIALS, INC.                              LIGHTING RESOURCES INTERNATIONAL, INC.
VENTURE LIGHTING INTERNATIONAL, INC.                        BALLASTRONIX (DELAWARE), INC.
SPECIALTY DISCHARGE LIGHTING, INC.                          ADVANCED LIGHTING SYSTEMS, INC.
METAL HALIDE TECHNOLOGIES, INC.
THE LIGHT SOURCE, INC.
ENERGY-WISE LIGHTING, INC.                                  By: /s/ Louis S. Fisi
HID DIRECT, INC.                                                -----------------------------------------------
BRIGHT IDEAS ADVERTISING AND DESIGN, INC.                           Louis S. Fisi, Secretary,
METAL HALIDE CONTROLS, INC.                                         on behalf of each of the above corporations
         a/k/a Current Industries, Inc.
HID RECYCLING, INC.
MICROSUN TECHNOLOGIES, INC.
ENERGY EFFICIENT PRODUCTS, INC.                             RUUD LIGHTING, INC.
BIO LIGHT, INC.
ADLT SERVICES, INC.
ADVANCED ACQUISITIONS, INC.                                 By: /s/ Alan J. Ruud
                                                                -----------------------------------------------
                                                                    Alan J. Ruud, President


By: /s/ Nicholas R. Sucic
    --------------------------------------
        Nicholas R. Sucic, Vice President,
        on behalf of each of the above corporations